                                                                  EXHIBIT 99.17


DEBTOR:  DQSB II, INC.                             CASE NUMBER:  01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached May Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ STEVE MOELLER
------------------------
Steve Moeller
Director, Accounting

DEBTOR:  DQSB II, INC.                             CASE NUMBER:  01-10974 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to May Monthly Operating Report

28-Jun-02            Summary Of Bank And Investment Accounts       Attachment 1
2:32 PM                        DQSB II, Inc.
Summary                   Case No: 01-10974 (JCA)                     UNAUDITED
DQSB II, Inc.             For Month Of May, 2002


                                        Balances
                              ------------------------------     Receipts &           Bank
                                  Opening          Closing      Disbursements       Statements           Account
Account                       As Of 5/01/02    As Of 5/31/02      Included           Included           Reconciled
-------                       -------------    -------------    -------------       ----------          ----------
No Bank Or Investment              NA               NA              NA                 NA                  NA
Accounts

28-Jun-02                  Receipts & Disbursements                Attachment 2
2:32 PM                         DQSB II, Inc.
Summary                    Case No: 01-10974 JCA)
DQSB II, Inc.               For Month Of May, 2002
Attach 2


       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

28-Jun-02         Concentration & Investment Account Statements    Attachment 3
2:32 PM                        DQSB II, Inc.
Summary                   Case No: 01-10974 (JCA)
DQSB II, Inc.             For Month Of May, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 17:31:07
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: MAY-02

currency USD
Company=60 (DELTA QUEEN SC II)


                                PTD-Actual
                                31-May-02
                                ----------

Revenue
Gross Revenue                        0.00
Allowances                           0.00
                                ---------
Net Revenue                          0.00

Operating Expenses
Air                                  0.00
Hotel                                0.00
Commissions                          0.00
Onboard Expenses                     0.00
Passenger Expenses                   0.00
Vessel Expenses                      0.00
Layup/Drydock Expense                0.00
Vessel Insurance                     0.00
                                ---------
Total Operating Expenses             0.00

                                ---------
Gross Profit                         0.00

SG&A Expenses
Sales & Marketing                    0.00
Start-Up Costs                       0.00
                                ---------
Total SG&A Expenses                  0.00

                                ---------
EBITDA                               0.00

Depreciation                         0.00

                                ---------
Operating Income                     0.00

Other Expense/(Income)
Interest Income                      0.00
Equity in Earnings for Sub      26,503.39
Reorganization expenses              0.00
                                ---------
Total Other Expense/(Income)   (26,503.39)

                                ---------
Net Pretax Income/(Loss)        26,503.39

Income Tax Expense                   0.00

                                ---------
Net Income/(Loss)               26,503.39
                                =========

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:46
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAY-02

currency USD
Company=60 (DELTA QUEEN SC II)


                                     YTD-Actual     YTD-Actual
                                     31-May-02      22-Oct-01
                                     ----------     ----------

ASSETS

Cash and Equivalent                        0.00           0.00

Restricted Cash                            0.00           0.00

Accounts Receivable                        0.00           0.00

Inventories                                0.00           0.00

Prepaid Expenses                           0.00           0.00

Other Current Assets                       0.00           0.00

                                     ----------     ----------
Total Current Assets                       0.00           0.00


Fixed Assets                               0.00           0.00

Accumulated Depreciation                   0.00           0.00

                                     ----------     ----------
Net Fixed Assets                           0.00           0.00


Net Goodwill                               0.00           0.00

Intercompany Due To/From             (22,497.32)    (21,361.32)

Net Deferred Financing Fees                0.00           0.00

Net Investment in Subsidiaries       159,508.57     178,552.30

                                     ----------     ----------
Total Other Assets                   137,011.25     157,190.98

                                     ----------     ----------
Total Assets                         137,011.25     157,190.98
                                     ==========     ==========

AMCV US SET OF BOOKS                                   Date: 27-JUN-02 16:29:46
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAY-02

currency USD
Company=60 (DELTA QUEEN SC II)


                                     YTD-Actual     YTD-Actual
                                     31-May-02      22-Oct-01
                                     ----------     ----------

Accounts Payable                           0.00           0.00

Accrued Liabilities                        0.00           0.00

Deposits                                   0.00           0.00

                                     ----------     ----------
Total Current Liabilities                  0.00           0.00


Long Term Debt                             0.00           0.00

Other Long Term Liabilities           (4,904.83)     (4,904.83)

                                     ----------     ----------
Total Liabilities                     (4,904.83)     (4,904.83)


OTHER

Liabilities Subject to Compromise          0.00           0.00

                                     ----------     ----------
Total Other                                0.00           0.00


OWNER'S EQUITY

Common Stock                               0.00           0.00

Add'l Paid In Capital                600,000.00     600,000.00

Current Net Income (Loss)             (4,624.06)   (181,334.98)

Retained Earnings                   (453,459.86)   (256,569.21)

                                     ----------     ----------
Total Owner's Equity                 141,916.08     162,095.81

                                     ----------     ----------
Total Liabilities & Equity           137,011.25     157,190.98
                                     ==========     ==========

DQSB II, Inc.                     ATTACHMENT 6                   01-10974 (JCA)
                              Summary List of Due To/
                                Due From Accounts
                         For the Month Ended May 31, 2002


                                                         BEGINNING                                   ENDING
Affiliate Name                         Case Number        Balance           Debits      Credits     Balance
American Classic Voyages Co.            01-10954        (22,836.06)           --          --      (22,836.06)
AMCV Cruise Operations, Inc.            01-10967         (2,330.40)           --          --       (2,330.40)
Great AQ Steamboat, L.L.C.              01-10960            919.60            --          --          919.60
Great Pacific NW Cruise Line, L.L.C.    01-10977            339.49            --          --          339.49
Great River Cruise Line, L.L.C.         01-10963            367.05            --          --          367.05
Great Ocean Cruise Line, L.L.C.         01-10959            877.52            --          --          877.52
Cape Cod Light, L.L.C.                  01-10962             82.74            --          --           82.74
Cape May Light, L.L.C.                  01-10961             82.74            --          --           82.74
                                                        ----------          ----        ----      ----------
                                                        (22,497.32)           --          --      (22,497.32)
                                                        ==========          ====        ====      ==========

                                 DQSB II, Inc.
                                 01-10974 (JCA)




                           Accounts Receivable Aging
                               As of May 31, 2002







                                  Attachment 7


                                 Not Applicable

                                 DQSB II, Inc.
                                 01-10974 (JCA)




                            Accounts Payable Detail
                               As of May 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  DQSB II, INC.                             CASE NUMBER:  01-10974 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF MAY 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MAY MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.